UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]      Preliminary Proxy Statement
[   ]      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[   ]      Definitive Additional Materials
[   ]      Soliciting Material under Rule 14a-12

Annaly Capital Management, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]		No fee required.

[ ]		Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]		Fee paid previously with preliminary materials.

[ ]		Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No. :

	(3)	Filing Party:

	(4)	Date Filed:

NOTICE OF SPECIAL MEETING OF ANNALY STOCKHOLDERS

To be Held April 21, 2008

To the Stockholders of Annaly Capital Management, Inc.:

     We will hold a special meeting of the stockholders of Annaly on April 21, 2008, at 9:00 a.m., New York time, at the New York Marriott Marquis, 1535 Broadway, New York, New York 10036, to consider and vote on the following proposal:

  to approve an amendment of our charter to increase the number of authorized shares to 1,000,000,000 shares; and

  any other matters as may properly come before our special meeting or any adjournment or postponement thereof.

     We will transact no other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement of it by our board of directors.

     Only our common stockholders of record at the close of business on March 17, 2008, the record date for the special meeting, may vote at the special meeting and any adjournments or postponements of it. A complete list of our common stockholders of record entitled to vote at the special meeting will be available for inspection during the 10 business days before the special meeting at our executive offices for inspection by our stockholders during ordinary business hours for proper purposes.

     Your vote is very important. Please sign, date and return the enclosed proxy card as soon as possible to make sure that your shares are represented at the special meeting. You also may cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct them on how to vote your shares.

     SPECIAL MEETING ADMISSION: If you attend the special meeting in person, you will need to present your admission ticket, or an account statement showing your ownership of our common stock as of the record date, and valid government-issued photo identification. The indicated portion of your proxy card or voter instruction card will serve as your admission ticket.

     Our board of directors recommends that you vote “FOR” the proposal to amend our charter to increase the number of authorized shares.

By Order of the Board of Directors,

R. Nicholas Singh
Secretary
March 27, 2008
New York, New York

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting to be Held on April 21, 2008. This Proxy Statement is available to you at http://bnymellon.mobular.net/bnymellon/NLY.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MEETING	1
PROPOSAL I APPROVAL OF AMENDMENT TO OUR CHARTER TO INCREASE
THE NUMBER OF AUTHORIZED SHARES TO 1,000,000,000 SHARES	7
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT OF ANNALY	8
STOCKHOLDER PROPOSALS	9
OTHER MATTERS	9
WHERE YOU CAN FIND MORE INFORMATION	9

i

ANNALY CAPITAL MANAGEMENT, INC.
1211 AVENUE OF THE AMERICAS, SUITE 2902
NEW YORK, NEW YORK 10036
______________________

2008 SPECIAL MEETING OF STOCKHOLDERS
______________________

PROXY STATEMENT

     Annaly Capital Management, Inc. (“we”, “our” or “us”) is furnishing this proxy statement in connection with our solicitation of proxies to be voted at our 2008 special meeting of stockholders. We will hold the special meeting at the New York Marriott Marquis, 1535 Broadway, New York, New York 10036, on Monday, April 21, 2008 at 9:00 a.m. New York time, and any postponements or adjournments thereof. We are sending this proxy statement and the enclosed proxy to our stockholders commencing on or about March 27, 2008. Our principal executive offices are located at 1211 Avenue of the Americas, Suite 2902, New York, New York 10036.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	What am I voting on?

A:	A proposal to amend our charter to increase the number of authorized shares of capital stock to 1,000,000,000 shares.

Q:	How does the board of directors recommend that I vote on this proposal?

A:	Our board of directors (the “Board”) recommends you vote “FOR” the proposal to amend our charter to increase the number of authorized shares.

Q:	What is the proposed charter amendment?

A:

Our charter currently allows us to issue up to a combined total of 500,000,000 shares of capital stock. To date we have issued 477,045,198 shares of capital stock, consisting of 465,032,698 shares of common stock and 12,012,500 shares of preferred stock. While we have no immediate plans to issue additional shares of capital stock, our Board believes that it is necessary for us to always have the ability to issue additional shares for general corporate purposes. To retain the ability to issue additional shares, we seek to increase the number of shares we are currently authorized to issue. The proposed amendment of our charter raises the total number of authorized shares we are permitted to issue from 500,000,000 shares to 1,000,000,000 shares.

Q:	Who is entitled to vote at the meeting?

A:	Only common stockholders of record as of the close of business on March 17, 2008, the record date, are entitled to vote at the meeting.

Q:	What stockholder approvals are required to approve the proposal?

A:	The proposed amendment to our charter to increase the number of authorized shares requires the approval of a majority of the total number of issued and outstanding shares of our common stock.

Q:	What do I do if I want to change my vote?

A:

Send a later-dated, signed proxy card to our Secretary prior to the date of the special meeting or attend the special meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to our Secretary at our address which is provided above.

Q:	Who can help answer my questions?

A:	If you have any questions or need assistance voting your shares or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Annaly Capital Management, Inc.
1211 Avenue of the Americas
Suite 2902
New York, NY 10036
Phone: (212) 696-0100
Facsimile: (212) 696-9809
Email: investor@annaly.com
Attention: Investor Relations

Q:	How will voting on any other business be conducted?

A:

Other than the proposal described in this proxy statement, we know of no other business to be considered at the special meeting. If any other matters are properly presented at the meeting, your signed proxy card authorizes Michael A.J. Farrell, our Chairman of the Board, Chief Executive Officer, and President, and R. Nicholas Singh, our Secretary, to vote on those matters according to their best judgment.

Q:	Who will count the vote?

A:	Representatives of Mellon Investor Services LLC, the independent Inspector of Elections, will count the votes.

Q:	What does it mean if I receive more than one proxy card?

A:	It probably means your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:	How many shares can vote?

A:	As of the record date, 465,026,298 shares of common stock were issued and outstanding. Holders of our common stock are entitled to one vote per share for each matter before the meeting.

Q:	Who can attend the special meeting?

A:

All stockholders of record as of March 17, 2008 can attend the special meeting, although seating is limited. If your shares are held through a broker and you would like to attend, please either (1) write us at Investor Relations, Annaly Capital Management, Inc., 1211 Avenue of the Americas, Suite 2902, New York, New York 10036 or email us at investor@annaly.com, or (2) bring to the meeting a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker). In addition, you must bring valid, government-issued photo identification, such as a driver’s license or a passport. If you plan to attend, please check the box on your proxy card and return it as directed on the proxy card.

Security measures will be in place at the meeting to help ensure the safety of attendees. Metal detectors similar to those used in airports will be located at the entrance to the auditorium and briefcases, handbags and packages will be inspected. No cameras or recording devices of any kind, or signs, placards, banners or similar materials, may be brought into the meeting. Anyone who refuses to comply with these requirements will not be admitted.

Q:	How will we solicit proxies for the special meeting?

A:

We are soliciting proxies by mailing this proxy statement and proxy card to our stockholders. In addition to solicitation by mail, some of our directors, officers and regular employees may, without extra pay, make additional solicitations by telephone or in person. We will pay the solicitation costs, and will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners.

Q:	What are our voting rights?

A:	Our stockholders are entitled to one vote per share of common stock held as of the record date for the special meeting.

You will only be entitled to vote at the meeting if you were a holder of record of our common stock at the close of business on the record date, March 17, 2008. There were 465,026,298 shares of common stock outstanding on the record date, and each stockholder will be entitled to one vote at the meeting for each share registered in the stockholder’s name on the record date. Holders of common stock are not entitled to cumulate their votes on any matter to be considered at the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the total number of shares of common stock outstanding on the record date constitutes a quorum for the transaction of business at the meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the special meeting in accordance with the directions given. You should specify your choices on the enclosed form of proxy.

If you do not provide specific instructions on all the matters to be acted upon, the shares represented by a signed proxy will be voted “FOR” the proposal to amend our charter to increase the number of authorized shares of capital stock to 1,000,000,000 shares.

Q:	What are the quorum requirements and the effect of abstention and broker “non- votes”?

A:

A quorum will be present at the special meeting if a majority of the votes entitled to be cast are present, in person or by proxy. Since there were 465,026,298 eligible votes as of the record date, we will need at least 232,513,150 votes present in person or by proxy at the special meeting for a quorum to exist. If a quorum is not present at the special meeting, we expect that the special meeting will be adjourned to solicit additional proxies. Holders of record of our common stock on the record date are entitled to one vote per share.

Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. An abstention will have the effect of a vote “against” the proposed amendment to our charter.

A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. Under New York Stock Exchange rules, brokers that hold shares of our common stock in street name for customers that are the beneficial owners of those shares may not give a proxy to vote those shares on certain matters without specific instructions from those customers. Broker “non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. If a stockholder owns shares through a broker and attends the special meeting, the stockholder should bring a letter from that stockholder’s broker identifying that stockholder as the beneficial owner of the shares and acknowledging that you will vote your shares.

Broker non-votes will have the effect of a vote “against” the proposed amendment to our charter.

Q.	How many votes will be required to approve the proposal?

A:	The proposed amendment to our charter to increase the number of authorized shares from 500,000,000 shares to 1,000,000,000 shares requires the approval of a majority of the total number of issued and outstanding shares of our common stock.

Q.	How will proxies be voted?

A.	All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted for the proposal to amend our charter.

The individuals named as proxies by a stockholder may vote for one or more adjournments of the special meeting, including adjournments to permit further solicitations of proxies.

We do not expect that any matter other than the proposal described above will be brought before the special meeting. If, however, other matters are properly presented at the special meeting, the individuals named as proxies will vote in accordance with the recommendation of our board of directors.

Q.	How can proxies be revoked?

A.	Submitting a proxy on the enclosed form will not preclude you from voting in person at the special meeting. You may revoke a proxy at any time before it is voted by filing with us a duly executed revocation of proxy, by submitting a duly executed proxy to us with a later date or by appearing at the special meeting and voting in person. You may revoke a proxy by any of these methods, regardless of the method used to deliver your previous proxy. Attendance at the special meeting without voting will not itself revoke a proxy.

Q.	How will proxies be solicited?

We will pay the expenses incurred in connection with the printing and mailing of this proxy statement. In addition to solicitation by mail, the directors, officers and our employees, who will not be specially compensated, may solicit proxies from our stockholders by telephone, facsimile, telegram or other electronic means or in person. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by these persons, and we will reimburse them for their reasonable out-of-pocket expenses. We will bear the total cost of soliciting proxies.

We will mail or send an electronic copy of this proxy statement to each holder of record of our common stock on the record date.

Stockholders have the option to vote over the internet or by telephone. Please be aware that if you vote over the internet, you may incur costs such as telephone and access charges for which you will be responsible.

In accordance with a notice sent to eligible stockholders who share a single address, we are sending only one proxy statement to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such an address wishes to receive a separate proxy statement, he or she may request it orally or in writing by contacting us at Annaly Capital Management, Inc., 1211 Avenue of the Americas, Suite 2902, New York, New York 10036, Attention: Investor Relations, by emailing us at investor@annaly.com, or by calling us at 212-696-0100, and we will promptly deliver to the stockholder the requested proxy statement. If a stockholder of record residing at such an address wishes to receive a separate proxy statement in the future, he or she may contact us in the same manner. If you are an eligible stockholder of record receiving multiple copies of our proxy statement, you can request householding by contacting us in the same manner. If you own your shares through a bank, broker or other nominee, you can request householding by contacting the nominee.

Q.	What happens if a quorum is not present?

A.

If a quorum is not present or represented, our bylaws permit a majority of stockholders entitled to vote at the special meeting, present in person or represented by proxy, to postpone or adjourn the meeting, without notice other than an announcement.

PROPOSAL I APPROVAL OF AMENDMENT TO OUR CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES TO 1,000,000,000 SHARES

     Our charter currently allows us to issue up to a combined total of 500,000,000 shares of capital stock, par value $0.01 per share. As of March 17, 2008 we had 465,026,298 shares of common stock and 12,012,500 shares of preferred stock issued and outstanding. To retain the ability to issue additional shares of capital stock, we seek to increase the number of shares we are currently authorized to issue for general corporate purposes. The proposed amendment of our charter raises the total number of authorized shares we are permitted to issue from 500,000,000 shares to 1,000,000,000 shares. While we presently have no immediate plans to issue additional shares of capital stock, we opportunistically raise additional capital from time to time, based upon market conditions, in order to meet our business objectives.

     The proposed amendment to our charter deletes the current ARTICLE VI(A) of our charter and replaces it with the following:

“ARTICLE VI

           A.      The total number of shares of stock of all classes which the Corporation has authority to issue is one billion (1,000,000,000) shares of capital stock, par value one cent ($0.01) per share, amounting in the aggregate par value to ten million dollars ($10,000,000). Of these shares of capital stock, 987,987,500 shares are classified as “Common Stock,” 7,412,500 shares are classified as “7.875% Series A Cumulative Redeemable Preferred Stock,” and 4,600,000 shares are classified as “6.00% Series B Cumulative Convertible Preferred Stock.” Our Board may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.”

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES TO 1,000,000,000 SHARES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF ANNALY

     The following table sets forth certain information as of March 17, 2008 relating to the beneficial ownership of our common stock by (i) all persons that we know beneficially own more than 5% of our outstanding common stock, (ii) each of our named executive officers and directors, and (iii) all of our executive officers and directors as a group. We do not know of any person who beneficially owns more than 5% of our outstanding common stock. Knowledge of the beneficial ownership of our common stock is drawn from statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Securities Act of 1934, as amended. Except as otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder.

Beneficial Owner	Number	Percent
Michael A.J. Farrell(1)	2,584,867	0.56%
Wellington J. Denahan-Norris(2)	950,763	*
Kathryn F. Fagan(3)	284,113	*
James P. Fortescue(4)	145,387	*
Kristopher R. Konrad (5)	128,066	*
Kevin P. Brady(6)	71,900	*
Jonathan D. Green(7)	95,750	*
John Lambiase(8)	111,062	*
Donnell A. Segalas(9)	96,850	*
E. Wayne Nordberg(10)	34,200	*
Other executive officers as a group(11)	408,763	*
All executive officers and directors as a group
(14 persons) (1)(2)(3)(4)(5)(6)	4,911,721	1.06%
(7)(8)(9)(10)(11)
FMR LLC(12)	29,442,797	6.33%

*   Represents beneficial ownership of less than one percent of the common stock.

(1)

Includes 608,413 shares of common stock subject to vested options granted under the Incentive Plan to Mr. Farrell that were exercisable as of March 17, 2008 or have or will first become exercisable within 60 days after such date.

(2)

Includes 530,775 shares of common stock subject to vested options granted under the Incentive Plan to Ms. Denahan-Norris that were exercisable as of March 17, 2008 or have or will first become exercisable within 60 days after such date.

(3)

Includes 137,500 shares of common stock subject to vested options granted under the Incentive Plan to Ms. Fagan that were exercisable as of March 17, 2008 or have or will first become exercisable within 60 days after such date.

(4)

Includes 84,126 shares of common stock subject to options granted under the Incentive Plan to Mr. Fortescue that were exercisable as of March 17, 2008 or have or will first become exercisable within 60 days after such date.

(5)

Includes 74,126 shares of common stock subject to vested options granted under the Incentive Plan to Mr. Konrad that were exercisable as of March 17, 2008 or will first become exercisable within 60 days after such date.

(6)

Includes 59,500 shares of common stock subject to vested options granted under the Incentive Plan to Mr. Brady that were exercisable as of March 17, 2008 or have or will first become exercisable within 60 days after such date.

(7)

Includes 74,500 shares of common stock subject to options granted under the Incentive Plan to Mr. Green that were exercisable as of March 17, 2008 or have or will first become exercisable within 60 days after such date.

(8)

Includes 65,062 shares of common stock subject to options granted under the Incentive Plan to Mr. Lambiase that were exercisable as of March 17, 2008 or have or will first become exercisable within 60 days after such date.

(9)

Includes 72,750 shares of common stock subject to options granted under the Incentive Plan to Mr. Segalas that were exercisable as of March 17, 2008 or have or will first become exercisable within 60 days after such date.

(10)

Includes 25,000 shares of common stock subject to options granted under the Incentive Plan to Mr. Nordberg that were exercisable as of March 17, 2008 or have or will first become exercisable within 60 days after such date. Includes 2,200 shares of common stock held by certain members of Mr. Nordberg’s immediate family.

(11)

Includes 251,596 shares of common stock subject to options granted under the Incentive Plan that were exercisable as of March 17, 2008 or have or will first become exercisable within 60 days after such date.

(12)

This information is based solely on a Schedule 13G dated February 13, 2008 filed by FMR LLC, 82 Devonshire Street, Boston, Massachusetts 02109. The Schedule 13G reports that FMR LLC and Edward C. Johnson 3rd have sole dispositive power over 29,442,797 shares, and sole voting power over 4,257,937 shares. The Schedule 13G reported that Edward C. Johnson 3rd and FMR LLC have aggregate beneficial ownership of 29,442,797 shares of our common stock

STOCKHOLDER PROPOSALS

     For a stockholder proposal to be included in the proxy statement for our 2008 annual meeting, including a proposal for the election of a director, the proposal must have been received by us at our principal offices no later than December 12, 2007. In addition, if a shareholder proposal was not received by us on or before February 28, 2008, it will not be considered or voted on at the 2008 annual meeting.

OTHER MATTERS

     As of the date of this proxy statement, the board of directors does not know of any matter that will be presented for consideration at the special meeting other than as described in this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file with the SEC at the SEC’s public reference room at Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

     The information contained in our Annual Report is not deemed material to the exercise of prudent judgment in regard to the authorization of an increase in the number of authorized shares of capital stock, which is the matter to be acted upon at the special meeting, and, therefore, is not incorporated by reference into this proxy statement.

     Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. These SEC filings are also available to the public from commercial document retrieval services and at the Internet worldwide web site maintained by the SEC at http://www.sec.gov. Reports, proxy statements and other information concerning us may also be inspected at the offices of the New York Stock Exchange, which is located at 20 Broad Street, New York, New York 10005.

ANNALY CAPITAL MANAGEMENT, INC.
Special Meeting of Stockholders – April 21, 2008

     Revoking all prior proxies, the undersigned hereby appoints Michael A.J. Farrell and Nicholas Singh, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock, par value $.01 per share, of Annaly Capital Management, Inc. (the “Company”) that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the New York Marriott Marquis, 1535 Broadway, New York, New York 10036, commencing at 9:00 a.m., New York time, on Monday, April 21, 2008, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO AMEND OUR CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES TO 1,000,000,000 SHARES.

     (Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

IF YOU WISH TO ATTEND THE SPECIAL MEETING YOU MUST BRING A VALID, GOVERNMENT-ISSUED PHOTO IDENTIFICATION, SUCH AS A DRIVER’S LICENSE OR A PASSPORT. SECURITY MEASURES WILL BE IN PLACE AT THE MEETING TO HELP ENSURE THE SAFETY OF ATTENDEES. METAL DETECTORS SIMILAR TO THOSE USED IN AIRPORTS WILL BE LOCATED AT THE ENTRANCE TO THE AUDITORIUM AND BRIEFCASES, HANDBAGS AND PACKAGES WILL BE INSPECTED. NO CAMERAS OR RECORDING DEVICES OF ANY KIND, OR SIGNS, PLACARDS, BANNERS OR SIMILAR MATERIALS, MAY BE BROUGHT INTO THE MEETING. ANYONE WHO REFUSES TO COMPLY WITH THESE REQUIREMENTS WILL NOT BE ADMITTED.

You can now access your Annaly Capital Management, Inc. account online.

Access your Annaly Capital Management, Inc. stockholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC, Transfer Agent for Annaly Capital Management, Inc., now makes it easy and convenient to get current information on your shareholder account.

View account status View certificate history View book-entry information	View payment history for dividends Make address changes Obtain a duplicate 1099 tax form Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

     For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
Investor ServiceDirectSM is a registered trademark of Mellon Investor Services LLC

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL.	Please Mark Here for Address Change or Comments	☐

SEE REVERSE SIDE

1.	For the proposal to amend our charter to increase the number	FOR	AGAINST	ABSTAIN
	of authorized shares to 1,000,000,000 shares.	☐	☐	☐

2.	To act upon such other matters as may properly come before
our Special Meeting or any adjournment or postponement
thereof.

Choose MLinkSM for fast, easy and secure 24/7 online access
to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor
ServiceDirectSM at www.melloninvestor.com/isd where step-
by-step instructions will prompt you through the enrollment.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD
USING THE ENCLOSED ENVELOPE.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING	☐

Signature	Signature
Date

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please given full title as such.

▲ FOLD AND DETACH HERE ▲

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to special meeting day

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://bnymellon.mobular.net/bnymellon/NLY Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting May 20, 2008. Our Proxy Statement and 2007 Annual Report to Shareholders are available at http://bnymellon.mobular.net/bnymellon/NLY.